UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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 FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2014
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LIFEVANTAGE CORPORATION (Exact name of registrant as specified in its charter)
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Colorado	001-35647	90-0224471
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9785 S. Monroe Street, Suite 300, Sandy, UT 84070
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (801) 432-9000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(e)	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On August 21, 2014, the board of directors of LifeVantage Corporation (the "Company") approved changes to the fiscal year 2015 annual incentive plan (the "FY2015 Annual Incentive Plan"). The terms of the FY2015 Annual Incentive Plan remain substantially consistent with the descriptions set forth in the Company's current report on Form 8-K filed with the Securities and Exchange Commission on May 28, 2014, subject to the following modifications: (i) the maximum eligible bonus amount is limited to the 100% target bonus amount set forth in the Company's previously filed Form 8-K, and (ii) the achievement of corporate goals will be determined by reference to the Company's diluted income per common share for the fiscal year and not the Company's revenue and earnings before interest, taxes, depreciation and amortization.
In the event of any discrepancy or conflict between the foregoing summary and the actual terms of the FY2015 Annual Incentive Plan, the actual terms of the FY2015 Annual Incentive Plan shall prevail and govern.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 27, 2014	LIFEVANTAGE CORPORATION By: /s/ Rob Cutler Name: Rob Cutler Title: General Counsel